UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 14, 2007
Date of report (Date of earliest event reported)

UNITED FUEL & ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-68008	91-2037688
(Commission File Number)	(IRS Employer Identification No.)

405 N. Marienfeld, 3rd Floor, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(432) 571-8000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 14, 2007, we entered into a Mutual Stock Purchase Agreement (the “Purchase Agreement”) with Cardlock Fuels System, Inc., a California limited corporation (“CFS”), Frank P. Greinke, and Frank P. Greinke, as Trustee under the Greinke Business Living Trust, to acquire all of the outstanding capital stock of CFS in exchange for 24,641,277 shares of our common stock, par value $.001 per share to be issued to Frank P. Greinke, as Trustee under the Greinke Business Living Trust (the “Trust”).

The acquisition is subject to customary representations, warranties and covenants contained in the Purchase Agreement. Consummation of the acquisition is subject to: (i) receipt by our board of directors of a fairness opinion stating that the acquisition is fair, from a financial point of view, to the holders of our common stock; (ii) the completion of an audit of CFS’s financial statements; (iii) the approval of our board of directors; (iv) the approval of the holders of not less than two-thirds of our outstanding Series A preferred stock; (v) the completion of the restatement of our financial statements that we previously announced in that certain Current Report on Form 8-K dated August 14, 2007; and (vi) other customary conditions to closing contained in the Purchase Agreement.

The parties have the right to terminate the Purchase Agreement under certain circumstances, including, without limitation: (i) by mutual written consent; (ii) by either party, if the closing has not occurred on or before October 31, 2007; (iii) by us, if we are not reasonably satisfied in our sole discretion with the results of our due diligence investigation of CFS’s operations, affairs, prospects, properties, assets, existing and potential liabilities, obligations, profits or condition; (iv) by CFS, Frank P. Greinke or the Trust, if they are not reasonably satisfied in their sole discretion with the results of their due diligence investigation of our operations, affairs, prospects, properties, assets, existing and potential liabilities, obligations, profits or condition; (v) by us, if CFS, Frank P. Greinke or the Trust breaches any representation, warranty or covenant in the Purchase Agreement; and (vi) by CFS, Frank P. Greinke or the Trust, if we breach any representation, warranty or covenant in the Purchase Agreement.

As part of the Purchase Agreement, Frank P. Greinke has agreed not to compete with the acquired business within the counties in southern California where CFS’s existing facilities are located and to be bound by a non-solicitation provision for a period of four years after the closing date.

Upon completion of the acquisition, Frank P. Greinke will be appointed to serve as Chairman of our Board of Directors. Thomas E. Kelly, our founder and current Chairman, will be appointed Vice Chairman of our Board of Directors upon completion of the acquisition.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith and is incorporated herein by reference.

The Purchase Agreement has been included as an exhibit to this Current Report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about us or our subsidiaries. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of us or our subsidiaries. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

(b)       Pursuant to the terms of the Purchase Agreement, upon completion of the acquisition, we will issue 24,641,277 shares of our common stock, par value $.001 per share, to Frank P. Greinke, as Trustee under the Trust. As a result, upon completion of the acquisition, the Trust will own approximately 62.5% of the outstanding shares of our common stock or approximately 51.5% of all voting shares, taking into account the outstanding shares of our Series A preferred stock which, in most circumstances, vote with the shares of our common stock on an as-converted basis. In addition, upon completion of the acquisition, Frank P. Greinke will be appointed to serve as the Chairman of our Board of Directors.

ITEM 7.01	REGULATION FD DISCLOSURE.

On September 17, 2007, we issued a press release announcing the signing of the Purchase Agreement, a copy of which is furnished as Exhibit 99.1.

Forward–Looking Statements

This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, the occurrence of (1) any event, change or other circumstance that could give rise to the termination of the purchase agreement; (2) the inability to complete the acquisition due to the failure to obtain approval from our Board of Directors or Series A preferred shareholders; or (3) the failure to satisfy other conditions to the completion of the acquisition; and other risks that are set forth in the “Risk Factors” sections of our SEC filings. Many of the factors that will determine the outcome of the subject matter of this Current Report are beyond our ability to control or predict. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
2.1
Mutual Stock Purchase Agreement dated September 14, 2007 by and among United Fuel & Energy Corporation, Cardlock Fuels System, Inc., Frank P. Greinke, and Frank P. Greinke, as Trustee under the Greinke Business Living Trust.

99.1	Press release dated September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION

Date: September 18, 2007	By:	/s/ Bobby W. Page
Bobby W. Page
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Mutual Stock Purchase Agreement dated September 14, 2007 by and among United Fuel & Energy Corporation, Cardlock Fuels System, Inc., Frank P. Greinke, and Frank P. Greinke, as Trustee under the Greinke Business Living Trust.

99.1	Press release dated September 17, 2007